As filed with the Securities and Exchange Commission on July 9, 1998.



                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)



Filed by the registrant                              |X|

Filed by a party other than the registrant           |_|


Check the appropriate box:

         |X|      Preliminary proxy statement

         |_|      Definitive additional materials

         |_|      Definitive additional materials

         |_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                (Name of Registrant as Specified in Its Charter)


                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

|X|      No filing fee is required

THE WRIGHT MANAGED BLUE CHIP SERIES TRUST

===============================================================================

                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST

                       Wright Selected Blue Chip Portfolio
                    Wright International Blue Chip Portfolio

                        (collectively, the "portfolios")

                                  July 27, 1998

Dear Contractholder:

The board of trustees has called a special meeting of your portfolio's shareholders for September 23, 1998, to approve a new investment advisory agreement for the portfolios, to ask shareholders to elect nine trustees to hold office until their respective successors have been duly elected and qualified and to ratify the selection of Deloitte & Touche LLP as the trust's independent public accountant for the fiscal year ending December 31, 1998.

A new investment advisory agreement is required by the federal law that regulates mutual funds because there has been a change to the ownership of Wright's parent company, The Winthrop Corporation, as a result in the death of John Winthrop Wright. The change in control has not resulted in any changes to the management of Wright, the advisory services that Wright provides to your portfolio or the rate of the investment advisory fee that your portfolio pays to Wright.

Your insurance company is the shareholder in the trust. Although you are not directly a shareholder of the trust, some or all of the value of the variable insurance contract issued by your insurance company is invested in the portfolios. Accordingly, you have the right to instruct your insurance company how to vote the portfolio shares attributable to your contract.

This package contains information about the proposal and the proxy materials for you to use when voting by mail. Please review the enclosed information and cast your vote by completing and returning the proxy card in the enclosed, postage paid envelope. Please vote promptly. It is extremely important, no matter now many shares are attributable to your contract. Voting promptly saves money. If we do not receive enough votes, we must adjourn the shareholders' meeting and re- solicit shareholders in an attempt to increase voter participation. This is a costly process paid for by your fund and, ultimately, by you.

These proposals have been reviewed by the trust's board of trustees, whose primary role is to represent and protect the interests of shareholders. In the trustees' judgment, the proposals are fair and reasonable and they recommend that you vote in favor of them.

If you have any questions, please do not hesitate to call Wright Investors' Service Distributors, Inc. at 1-888-974-4482. Ask to speak with Terry Moody. Thank you.
                                                     Sincerely,



                                                  Peter M. Donovan
                                               President and trustee


                             YOUR VOTE IS IMPORTANT

     Please execute the enclosed proxy card and return it promptly in the postpaid envelope provided. This will save the additional expense of further solicitation.

THE WRIGHT MANAGED BLUE CHIP SERIES TRUST

===============================================================================




                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                       Wright Selected Blue Chip Portfolio
                    Wright International Blue Chip Portfolio

                                24 Federal Street
                           Boston, Massachusetts 02110


                    Notice of Special Meeting of Shareholders
                          To Be Held September 23, 1998

         A special meeting of shareholders of The Wright Managed Blue Chip Series Trust (the "trust") will be held at the principal offices of the trust, 24 Federal Street, Boston, Massachusetts 02110, on Wednesday, September 23, 1998 commencing at 10:00 a.m. (Boston time).

         The meeting is being held for the following purposes:

          1. To elect nine trustees to hold office until their respective successors have been duly elected and qualified. FOR ALL PORTFOLIOS VOTING TOGETHER.

          2. To approve a new investment advisory agreement between Wright Investors' Service, Inc. and the trust on behalf of each portfolio. FOR EACH PORTFOLIO VOTING SEPARATELY.

          3. To ratify the selection of Deloitte & Touche as the trust's independent public accountants for the fiscal year ending December 31, 1998. FOR ALL PORTFOLIOS VOTING TOGETHER.

          4. To consider and act upon any matters which may properly come before the meeting or any adjourned session of the meeting.

         The proposals are discussed in greater detail in the accompanying proxy statement.

         The meeting is called pursuant to the by-laws of the trust. The trustees have fixed the close of business on July 17, 1998 as the record date for the determination of the shareholders of each portfolio entitled to notice of and to vote at the meeting and any adjournment thereof.

                                     By Order of the Board of Trustees,



                                     H. Day Brigham, Jr., Secretary

 Dated: July 27, 1998



 IMPORTANT - SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR PORTFOLIO OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

THE WRIGHT MANAGED BLUE CHIP SERIES TRUST

==============================================================================

                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                       Wright Selected Blue Chip Portfolio
                    Wright International Blue Chip Portfolio

                        (collectively, the "portfolios")

                                24 Federal Street
                           Boston, Massachusetts 02110

                                 PROXY STATEMENT
                      For a Special Meeting of Shareholders

         A proxy card is enclosed with the notice of the special meeting of the shareholders of the portfolios to be held on Wednesday, September 23, 1998 for the benefit of shareholders who do not expect to be present at the meeting. The proxy is solicited on behalf of the board of trustees of the trust (collectively, the "trustees") and is revocable by the person giving it at any time prior to exercise by a signed letter filed with the transfer agent, Investors' Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02111, by signing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted on the proposals. In the absence of any specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the proposals. American General Life Insurance Company ("American General") is the owner of 100% of each portfolio's shares. American General will vote these shares as instructed by the holders of the underlying variable contracts, who are therefore referred to in the proxy materials as "shareholders" for this limited purpose, subject to the description of voting procedures described on the proxy card.

         This proxy material is first being mailed to shareholders on or about July 27, 1998.

          Shareholders of the portfolios are being asked to vote on the proposals as follows:

           Proposals                  Shareholders Entitled to Vote on Proposals


  1.       To elect nine trustees           All portfolios voting together.

  2.       To approve a new investment      Each portfolio voting separately.
           advisory agreement

  3.       To ratify the selection of       All portfolios voting together
           Deloitte & Touche LLP as
           independent public accountants


                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

         At a meeting held on June 24, 1998, the trustees, including the trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the trust (the "independent trustees"), voted to approve and to recommend to the trust's shareholders that they approve a proposal to elect nine trustees to the board of trustees of the trust (the "nominees"). All of the nominees currently serve as trustees of the trust. Mr. Michael B. Flament served as a trustee until his resignation from that position on June 24, 1998. Mr. Flament is not a nominee for election to a position of trustee. Information concerning the nominees and other relevant factors is discussed below.

         Using the enclosed proxy card, a shareholder may authorize the proxies to vote his or her shares for the nominees or may withhold from the proxies authority to vote his or her shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote for the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, whom the trustees may designate. The trust has no reason to believe that it will be necessary to designate a substitute nominee.


 Information Concerning Nominees

         The following table sets forth each nominee's principal occupation or employment during the past five years, the date on which he or she first became a trustee of the trust. As of the record date, no nominee owned shares of the trust.


 Name, Age and                                                                                  First
 Position with the             Principal Occupation                                            Became a
      Trust                     or Employment                                                   Trustee
------------------             ---------------------                                          ----------

 Peter M. Donovan*             President, Chief Executive Officer and Director of Wright        1993
 (age 55) President;           and Winthrop; Vice President, Treasurer and Director of
 Trustee; Nominee              Wright Investors' Service Distributors, Inc.

 H. Day Brigham, Jr.*          Retired Vice President, Chairman of the Management               1993
 (age 71) Vice                 Committee and Chief Legal Officer of Eaton Vance
 President, Secretary;         Management, Eaton Vance Corporation, Boston
 Trustee; Nominee              Management and Research and Eaton Vance, Inc. and
                               Director, Eaton Vance Corporation and Eaton Vance, Inc.;
                               Director of Wright and Winthrop

 Judith R. Corchard*           Executive Vice President, Investment Management; Senior          1997
 (age 59) Vice                 Investment Officer; Chairman of the Investment Committee
 President; Trustee;           and Director, Wright and Winthrop
 Nominee

 Winthrop S. Emmet             Retired New York City Attorney at Law; Trustee Officer,           1963
 (age 87) Trustee;             First City National Bank, New York, NY (1963-1971)
 Nominee

 Leland F. Miles (age          President Emeritus, University of Bridgeport (1987-Present);      1997
 74) Trustee; Nominee          President University if Bridgeport (1974-1987); Director
                               United Illuminating Company

 A.M. Moody, III* (age         Senior Vice President, Wright and Winthrop; President,            1993
 61) Vice President;           Wright Investors' Service Distributors, Inc.
 Trustee; Nominee

 Lloyd F. Pierce (age          Retired Vice Chairman (prior to 1984 - President), People's       1993
 79) Trustee; Nominee          Bank, Bridgeport, CT: Member, Board of Trustees, People's
                               Bank, Bridgeport, CT; Board of Directors, Southern
                               Connecticut Gas Company; Chairman, Board of Directors,
                               COSINE







 Richard E. Taber (age         Chairman and Chief Executive Officer of First County               1997
 49) Trustee; Nominee          Bank, Stamford, CT  (1989-present)

 Raymond Van Houtte            President Emeritus and Counselor of The Tompkins                   1993
 (age 73) Trustee;             County Trust Co., Ithaca, NY (since January 1989);
 Nominee                       President and Chief Executive Officer, The Tompkins
                               County Trust Co. (1973-1988); President, New York State
                               Bankers Association (1987-1988); Trustee Emeritus
                               of The Paleontological Research Institution.


 *"Interested person" of the trust as defined in the 1940 Act

         The Board of trustees held five meetings during the fiscal year ended December 31, 1997. No trustee attended fewer than 75% of the aggregate of (1) the total number of board meetings and (2) the total number of meetings held by all committees of the trustees on which he or she served.

         The trust's board of trustees has established an independent trustees' committee consisting of all of the independent trustees, who are Messrs. Emmet, Miles, Pierce (Chairman), Taber and Van Houtte. The responsibilities of the independent trustees' committee include those of an audit committee for the financial governance of the trust, a nominating committee for additional or replacement trustees of the trust and a contract review committee for consideration of renewals or changes in the investment advisory agreements, distribution agreements and distribution plans and other agreements as appropriate.

 Executive Officers

     The table below lists the executive officers of the trust, except for the President (Mr. Donovan), Vice Presidents (Mr. Brigham, Ms. Corchard and Mr. Moody) and Secretary (Mr. Brigham). Information about Mr. Donovan, Mr. Brigham, Ms. Corchard and Mr. Moody is provided under "Information Concerning Nominees."




 Name, Age and Position with
       the Trust                         Principal Occupation                        First Became an Officer
-----------------------------            -------------------------                   -----------------------
 James L. O'Connor (age 53)              Vice President of Eaton Vance                        1993
 Treasurer                               and EV. Officer of various
                                         investment companies managed
                                         by Eaton Vance or BMR

 Janet E. Sanders (age 62)               Vice President of Eaton Vance                        1993
 Assistant Secretary; Assistant          and EV. Officer of various
 Treasurer                               investment companies managed
                                         by Eaton Vance or BMR

 A. John Murphy (age 35)                 Assistant Vice President of Eaton                    1995
 Assistant Secretary                     Vance, BMR and EV since March
                                         1, 1994;  employee of Eaton Vance since
                                         March   1993.    Officer   of   various
                                         investment  companies  managed by Eaton
                                         Vance or BMR

 Eric G. Woodbury (age 40)               Assistant Vice President of Eaton                    1995
 Assistant Secretary                     Vance since February 1993.
                                         Officer of various investment
                                         companies managed by Eaton
                                         Vance or BMR

 William J. Austin, Jr. (age 46)         Assistant Vice President of Eaton
 Assistant Treasurer                     Vance and EV. Officer of various
                                         investment companies managed
                                         by Eaton Vance or BMR


 Remuneration of Officers and Trustees

         All of the trustees and officers hold identical positions with The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright EquiFund Equity Trust, Catholic Values Investment Trust and The Wright Blue Chip Master Portfolio Trust. The fees and expenses of the independent trustees (Messrs. Emmet, Miles, Pierce, Taber and Van Houtte) and of Mr. Brigham are paid by the trust. They also receive additional payments from other investment companies for which Wright provides investment advisory services. The trustees who are employees of Wright receive no compensation from the trust. The trust does not have a retirement plan for its trustees. For trustee compensation from the trust and for the total compensation paid to the trustees from the Wright Fund complex for the fiscal year ended December 31, 1997, see the following table.


                                            COMPENSATION TABLE


                                       Aggregate Compensation             Pension        Estimated            Total
                                       From The Wright Managed           Benefits          Annual         Compensation
            Trustees                   Blue Chip Series Trust             Accrued         Benefits           Paid(1)
            --------                   ----------------------             -------         --------           -------
 H. Day Brigham, Jr.                           $1,250                      None             None             $6,000
 Winthrop S. Emmet                             $1,500                      None             None             $7,000
 Leland Miles                                    $750                      None             None             $6,250
 Lloyd F. Pierce                               $1,500                      None             None             $7,000
 Richard E. Taber                              $1,000                      None             None             $5,000
 Raymond Van Houtte                            $1,500                      None             None             $7,000

 (1)     Total compensation paid is from The Wright Managed Blue Chip Series Trust (4 portfolios) and the other funds in the
         Wright Fund complex (20 funds) for a total of 24 funds.


 Trustees' Recommendation

         The trustees recommend that shareholders vote to elect each of the nominees to serve as a trustee.


 Required Vote

         Election of each nominee requires a plurality of votes of the shareholders present at the meeting, provided that there is a quorum present.


                                   PROPOSAL 2
                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

 General

         The Winthrop Corporation ("Winthrop") is currently the investment adviser to each portfolio under an investment advisory contract (the "existing advisory agreement") with the trust, on behalf of its portfolios, and Winthrop. Pursuant to a service agreement between Winthrop and its wholly owned subsidiary, Wright Investors' Service, Inc. ("Wright"), Wright, acting under the general supervision of the trustees, furnishes each portfolio with investment advice and management services. Wright is incorporated in Connecticut and is registered as an investment adviser under the Investment Advisers Act of 1940. Wright's and Winthrop's principal offices are located at 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604-4720.

         The trust is registered and regulated as an investment company under the 1940 Act. The 1940 Act provides that an investment company's investment advisory agreement terminates automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any entity controlling an investment adviser is deemed to be an assignment. As described further below, the ownership of Winthrop, a controlling entity of Wright, has changed and the existing advisory agreement has terminated as a result of that change.


 The Change of Control

     Winthrop was founded by Mr. John Winthrop Wright and began offering investment advisory services in 1961. Upon his death in 1996, Mr. Wright was the only person who owned more than 25%

 (but less than 50%) of Winthrop's stock. The 1940 Act presumes that owning 25% or more of a company's stock gives the owner "control" over the company. Since Mr. Wright's death, his stock has been held by the estate of John Winthrop Wright (the "estate"). On June 11, 1998, Mildred Gibson Wright, in accordance with her authority as executrix of the estate, transferred Mr. Wright's stock from the estate to Mr. Wright's intended beneficiary, The School for Ethical Education (the "distribution").

         The  School,   located  at  1000   Lafayette   Boulevard,   Bridgeport,
 Connecticut 06604, was founded in 1995 by Mr. Wright as a non-profit, tax-exempt organization to promote ethical behavior. The School's mission is to promote "ethics in action" for the creation of positive character and the advancement of responsible and caring communities. The School provides post-secondary courses for teachers and parents to teach ethical behavior in schools and communities. The School is managed by its board of trustees, which has five members, three of whom are affiliated with Winthrop and Wright.

         As a result of the distribution, the School acquired more than 25% of Winthrop's stock and there has been a change in the control of Winthrop. The following table describes the persons who own stock in Winthrop and the percentage that each person votes.



 Name                               Percentage of stock owned in
                                    The Winthrop Corporation
 The School for Ethical Education                 34.5%
 Mr. Peter Donovan                                18.6%
 WIS Holdings                                     16.9% (1)
 WIS Profit Sharing Plan                          13.2%
 All others                                       16.7%


         (1) WIS Holdings is a wholly-owned subsidiary of Winthrop. During her lifetime, Mrs. Mildred Wright has the restricted right to direct voting of WIS Holdings stock.

         Mr. Donovan, who owns Winthrop stock, and Mrs. Wright, who has voting rights as to Winthrop stock, also serve as trustees of the School. The School's board of trustees, including Mr. Donovan and Mrs. Wright, collectively have the power to vote the Winthrop stock owned by the School. It is possible that Mr. Donovan and Mrs. Wright could be considered to have voting rights as to more than 25% of the Winthrop stock and, therefore, to be controlling persons of Winthrop. However, as trustees of the School, each of them has only one vote on matters brought before the School's board of trustees, and Mr. Donovan and Mrs. Wright have not entered into any agreement to exercise voting power in concert.

     The trustees of the trust have considered the new ownership structure of Winthrop and do not believe that either Mr. Donovan or Mrs. Wright controls Winthrop. However, in the event that a regulatory authority or a court determines that Mr. Donovan or Mrs. Wright controls Winthrop, the vote by shareholders to approve the new advisory agreement with Wright will include any possible transfer of control to Mr. Donovan and Mrs. Wright.

         To provide for continuity of investment advisory services to the portfolios as a result of the distribution, the trustees, including the independent trustees, at a special meeting held on June 24, 1998, voted to approve, and recommended that each portfolio's shareholders approve, a new investment advisory agreement (the "new advisory agreement") with Wright. Under the new advisory agreement, Wright will be the investment adviser and will continue to provide investment advisory services to the portfolios. Approval of the new advisory agreement will not increase the advisory fee rate paid by each portfolio.


 Material Terms of the New Advisory Agreement

         The material terms of the new advisory agreement are substantially similar to those of the existing advisory agreement. The following discussion of the new advisory agreement is only a summary of the form of the agreement (the form is identical for each portfolio) attached to the proxy statement as EXHIBIT A. You should read the entire form of agreement. The dates of the initial approval and of the most recent shareholder approval of the existing advisory agreement are __________, __________, respectively. For the fiscal year ended December 31, 1997, Selected Blue Chip Portfolio and International Blue Chip Portfolio paid advisory fees of $19,920 and $11,960, respectively. The trustees of the trust approved the continuation of the existing advisory agreement on January 28, 1998.

         Advisory Services. Under the new advisory agreement and subject to the supervision and approval of the trustees of the trust, Wright will be responsible for providing continuously an investment program for each portfolio, consistent with each portfolio's investment objective, policies and restrictions. Specifically, Wright will determine what investments shall be purchased, sold or exchanged by each portfolio, if any, and what portion, if any, of each portfolio's assets will be held uninvested and will make changes in each portfolio's investments. Wright will also manage, supervise and conduct the other affairs and business of each portfolio and any incidental matters, including supervision of each portfolio's administrator, if any.

         Approval, Termination and Amendment Provisions. If approved by the affirmative vote of a "majority of the outstanding voting securities" (as described below) of the portfolio ("majority shareholder vote"), the new advisory agreement will remain in full force and effect until February 28, 2000. The new advisory agreement will continue in full force and effect as to that portfolio indefinitely after that date, if this continuance is approved at least annually (i) by a vote of a majority of the trustees of the trust or by a majority shareholder vote for that portfolio, and (ii) by the vote of a majority of the independent trustees of the trust. The new advisory agreement may be terminated at any time without penalty by a vote of a majority of the independent trustees of the trust, by a majority shareholder vote for that portfolio or by Wright on 60 days' written notice to the other party. In addition, the new advisory agreement will terminate immediately and automatically if assigned. The new advisory agreement may not be materially amended without the approval of the trustees and the shareholders. An amendment would be material if it changed the duties and responsibilities of the parties under the agreement or increased the fee paid to Wright.

         Standard of Care. The new advisory agreement provides that Wright will not be subject to liability for any act or omission in the course of rendering services under the agreement in the absence of willful misfeasance, bad faith or gross negligence, or for any losses which may be sustained in the acquisition, holding or sale of any security or other investment.

         Expenses. Each portfolio is responsible for its own expenses unless responsibility is expressly assumed by Wright under the new advisory agreement or by the administrator under the administration agreement. Among other expenses, each portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of the portfolio's administrator, if any; fees and disbursements of the portfolio's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; legal and auditing fees; registration and reporting fees and expenses; and trustees' fees and expenses. Expenses of the trust which relate to more than one portfolio are allocated among those portfolios in an equitable manner, primarily on the basis of relative net asset values. The new advisory agreement states that the trust is responsible for paying the charges and expenses of the independent public accountants and legal counsel to the trust and the trustees. This change is in keeping with similar language in more modern forms of advisory agreements. The trust currently pays the charges and expenses of its independent public accountants and legal counsel and the addition of this language is for clarification purposes only.

 Required Vote

         Approval of the new advisory agreement for a portfolio requires a majority shareholder vote of that portfolio. Under the 1940 Act, this means that to be approved for a portfolio, the proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of that portfolio present at the meeting if the holders of more than 50% of the outstanding shares of that portfolio are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of that portfolio. If the shareholders of one or more portfolios fail to approve this proposal, the trustees will consider what further action should be taken.

         The trustees of the trust, including a majority of the independent trustees, recommend that the shareholders of each portfolio vote to approve this proposal.

         The trustees believe that the portfolios will benefit from continuing to receive the high quality advisory services provided by Wright on the same terms as they are currently provided. The trustees considered the fact that the new advisory agreement is substantially similar to the existing advisory agreement and that the change in control of Wright will not change the advisory services provided to the portfolios. The trustees believe that the new advisory agreement and the fees provided for in the agreement are reasonable, fair and in the best interests of each portfolio's shareholders.


                                   PROPOSAL 3
           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Deloitte & Touche LLP has served as the trust's independent public accountant since the trust began operations. Audit services during the fiscal year ended December 31, 1997 consisted of examinations of the trust's financial statements for this period and reviews of the trust's filings with the SEC.

         The trustees, including the independent trustees, have selected Deloitte & Touche LLP as the trust's independent public accountants for the fiscal year ending December 31, 1998, subject to shareholder ratification at the meeting. A representative of Deloitte & Touche LLP is expected to be available at the meeting by telephone to make a statement if he or she desires to do so and to respond to appropriate questions.


 Required Vote

         The ratification of the selection of Deloitte & Touche LLP as the trust's independent public accountants for the fiscal year ending December 31, 1998 requires a majority shareholder vote of the trust.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE IN FAVOR OF THE RATIFICATION OF DELOITTE & TOUCHE LLP.

                       INFORMATION CONCERNING THE MEETING

         Each share of your portfolio is entitled to one vote and each fractional share is entitled to that fractional vote. Shares of your portfolio represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

 Solicitation of Proxies

         In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of the trust, by personnel of Wright, and the fund's transfer agent, Investors' Bank & Trust Company. The trust may hire a third party solicitation firm to provide proxy solicitation services at a cost of approximately $_______, which will be paid by the trust.


 Revoking Proxies

         A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

         o By filing a written notice of revocation with the trust's transfer agent, Investors' Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02111,

         o By returning a duly executed proxy with a later date before the time of the meeting, or

         o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

 Being present at the meeting alone does not revoke a previously executed and returned proxy.

 Outstanding Shares and Quorum

         As of July 17, 1998, _____________shares of beneficial interest of the Selected Blue Chip Portfolio and ______________shares of beneficial interest of the International Blue Chip Portfolio were outstanding. Only shareholders of record on July 17, 1998 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the portfolio that are entitled to vote will be considered a quorum for the transaction of business.

 Other Business

         The trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

 Adjournments

         If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of the portfolio's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

 Telephone Voting

         In addition to soliciting proxies by mail, by fax or in person, the trust may also arrange to have votes recorded by telephone by officers and employees of the trust or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The trust has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

 o A shareholder will be called on a recorded line at the telephone number in the trust's account records and will be asked to provide the shareholder's social security number or other identifying information.

 o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

 o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

 o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

 o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.


         Each portfolio will furnish, without charge, a copy of the portfolio's annual report and its most recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to: H. Day Brigham, Jr., Secretary, The Wright Group of Funds, 24 Federal Street, Boston, Massachusetts 02110, or should call Wright Shareholder Services at 1-800-225-6265.

         Submission of Shareholder proposals. The trust does not hold an annual shareholders' meeting. Shareholders who want to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the secretary of the trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received by the trust in advance of a proxy solicitation to be included. The mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.

                              THE WRIGHT MANAGED BLUE CHIP SERIES TRUST

 Dated:  July 27, 1998

                                                                   EXHIBIT A
                                  Form of
                       INVESTMENT ADVISORY CONTRACT

         CONTRACT made this day of 1998, between [NAME OF TRUSTS], each a Massachusetts business trust (the "Trusts"), on behalf of each series of the Trusts which the Adviser (defined below) and the Trusts shall agree from time to time are subject to this Contract, as set forth on Schedule A (collectively, the "Funds" and individually, the "Fund"), and WRIGHT INVESTORS' SERVICE, INC., a Connecticut corporation (the "Adviser"):

 1. Duties of the Adviser. Each Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Funds and, except as otherwise provided in an administration agreement, to administer the Trust's affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Contract.

         The Adviser hereby accepts such employment, and undertakes to afford to each Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for each Fund and to furnish for the use of the trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds and for administering the Trust's affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent any Trust in any way or otherwise be deemed an agent of the Trust.

         The Adviser shall provide each Trust with such investment management and supervision as the trust may from time to time consider necessary for the proper supervision of its funds. As investment adviser to the Funds, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of each Fund's assets shall be held uninvested, subject always to the applicable restrictions of the Trust's Declaration of trust, By-Laws and registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Adviser is authorized, in its discretion and without prior consultation with the trust, but subject to each Fund's investment objective, policies and restrictions, to buy, sell, lend and otherwise trade in any stocks, bonds, options and other securities and investment instruments on behalf of the funds, to purchase, write or sell options on securities, futures contracts or indices on behalf of the funds, to enter into commodities contracts on behalf of the Funds, including contracts for the future delivery of securities or currency and futures contracts on securities or other indices, and to execute any and all agreements and instruments and to do any and all things incidental thereto in connection with the management of the funds. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Funds and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Funds, all actions which it deems necessary or desirable to implement the investment policies of the trust and of each Fund.

         The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of a Fund with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of a Fund or the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute portfolio security transactions at prices which are advantageous to the funds and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services and products (as those terms are defined in Section 28(e) of the Securities Exchange Act of
 1934) to the Adviser. The Adviser is expressly authorized to cause the Funds to pay any broker or dealer who provides such brokerage and research service and products a commission for executing a security transaction which exceeds the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of the applicable Fund or Trust or of other investment companies sponsored by the Adviser.

 2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, each Trust on behalf of each Fund shall pay to the Adviser on the last day of each month a fee equal (annually) to the percentage or percentages specified in Schedule B of the average daily net assets of such Fund throughout the month, computed in accordance with the Trust's Declaration of Trust, registration statement and any applicable votes of the Trustees of the Trust.

         If the Contract is initiated or terminated during any month with respect to any Fund, each Fund's fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Contract is in effect and the fee shall be computed upon the average net assets for the business days the Contract is so in effect for that month.

         The Adviser may, from time to time, agree not to impose all or a part of the above compensation.

     3. Allocation of Charges and Expenses. Each Trust will pay all of its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation
(i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii)
commissions, fees and other expenses connected with the purchase or sale of securities, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Trust and its shares under federal and state securities laws and of preparing and printing prospectuses for those purposes and for distributing them to shareholders and investors, and fees and expenses of registering and maintaining registration of the Trust and of the Trust's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds and securities, keeping of books and accounts and determination of net asset value), (xiv) fees, expenses and disbursements of transfer agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation of and any expenses of Trustees of the Trust, (xviii) the administration fee payable to the Trust's administrator, (xix) the charges and expenses of the independent auditors, (xx) the charges and expenses of legal counsel to the Trust and the Trustees, (xxi) distribution fees, if any, paid by a Fund in accordance with Rule 12b-1 under the 1940 Act, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

     4. Other Interests. It is understood that Trustees, officers and shareholders of each Trust are or may be or become interested in the Adviser or any of its affiliates as directors, officers, employees, stockholders or otherwise and that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become similarly interested in the Trust, and that the Adviser or any of its affiliates may be or become interested in the Trust as a shareholder or otherwise. It is also understood that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become interested (as directors, trustees, officers, employees, stockholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser or any of its affiliates may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Wright" or "Wright Investors" or any combination thereof as part of their names, and that the Adviser or any of its affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

     5. Limitation of Liability of the Adviser. The services of the Adviser to each Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to any Trust or to any shareholder of the trust for any act or omission in the course of or connected with, rendering services hereunder or for any losses which may be sustained in the purchase, holding or sale of any security.

     6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute any Trust's portfolio security transactions, and upon those terms and conditions as may be agreed upon between the Adviser and the sub-investment adviser; provided, however, that any subadvisory agreement shall be subject to approval by the Trustees.

     7. Duration and Termination of this Contract. This Contract shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect as to each Fund up to and including February 28, 2000 and shall continue in full force and effect as to each Fund indefinitely thereafter, but only so long as such continuance after February 28, 2000 is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust, in accordance with the requirements of the Investment Company Act of 1940 as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

         Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract as to any Fund, without the payment of any penalty, by action of its Board of Directors or Trustees, as the case may be, and a Trust may, at any time upon such written notice to the Adviser, terminate this Contract as to any fund by vote of a majority of the outstanding voting securities of that Fund. This Contract shall terminate automatically in the event of its assignment.

     8. Amendments of the Contract. This Contract may be amended as to any Fund by a writing signed by both parties hereto, provided that no material amendment to this Contract shall be effective as to that Fund until approved (i) by the vote of a majority of those Trustees of the affected Trust who are not interested persons of the Adviser or the Trust and (ii) by vote of a majority of the outstanding voting securities of that fund in accordance with the requirements of the Investment Company Act of 1940, as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

     9. Limitation of Liability. The Adviser expressly acknowledges the provision in the Declaration of Trust of each Trust limiting the personal liability of shareholders of the Trust, and the Adviser hereby agrees that it shall have recourse only to the applicable Trust for payment of claims or obligations as between the Trust and Adviser arising out of this Contract and shall not seek satisfaction from the shareholders or any shareholder of the Trust. No Trust or Fund shall be liable for the obligations of any other Trust or Fund hereunder.

     10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities of that Fund" shall mean the vote of the lesser of
(a) 67 per cent or more of the shares of the particular fund present or represented by proxy at a meeting of shareholders of the fund if the holders of more than 50 per cent of the outstanding shares of the particular Fund are present or represented by proxy at the meeting, or (b) more than 50 per cent of the outstanding interests of the particular Fund, or such other vote as may be required from time to time by the Investment Company Act of 1940.

     11. Use of the Name "Wright". The Adviser hereby consents to the use by each Trust of the name "Wright" as part of the Trust's name and the name of each Fund should the Trust desire to adopt such name in the future; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The name "Wright" or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to use the name "Wright." The Adviser shall have the right to require a Trust to cease using the name "Wright" as part of the Trust's name and the name of its Funds if the Trust ceases, for any reasons, to employ the Adviser or one of its affiliates as the Trust's investment adviser. Future names adopted by a Trust for itself and its funds, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.


 [NAME OF TRUST]                                WRIGHT INVESTORS' SERVICE, INC.



 By: _________________________                  By:___________________________
         Authorized Officer                             Authorized Officer

                                                            SCHEDULE A

                            ANNUAL ADVISORY FEE RATES




                                            ANNUAL % ADVISORY FEE RATES
                                   -------------------------------------------

                                           Under      $500 Million     Over
 PORTFOLIOS                            $500 Million   to $1 Billion $1 Billion

 Wright Selected Blue Chip Portfolio       0.65%        0.60%         0.55%

 Wright International Blue Chip Portfolio  0.80%        0.75%         0.70%

                                                             EXHIBIT B


             OTHER FUNDS MANAGED BY WRIGHT INVESTORS' SERVICE, INC.

     Wright provides advisory services to Wright Selected Blue Chip Equity Fund and Wright International Blue Chip Equity Fund, which have investment objectives similar to Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio, respectively. Each fund's net assets and advisory fee rates as of December 31, 1997 are set forth in the table.


                                   Net Assets            Advisory Fee Rate

 Wright Selected Blue Chip         $259,410,868                0.63%
 Equity Fund
 Wright International Blue Chip    $257,792,048                0.77%
 Equity Fund

                                                               EXHIBIT C


                         Wright Investors' Service, Inc.


                      Additional Information about Wright.

     Directors and Officers. The following table provides information about the directors and executive officers of Wright.


 Name & Address                                         Principal Occupation or Employment

 H. Day Brigham, Jr.                                    Director, Wright Investors' Service, Inc. Retired as officer
 92 Reservoir Ave., Chestnut Hill, MA 02167             and/or director of Eaton Vance and its affiliates.

 Judith R. Corchard                                     Executive Vice President and Director,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 Peter M. Donovan                                       President, Chief Executive Officer and Director,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 Eugene J. Helm                                         Executive Vice President and Chief Financial Officer,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 Albert L. Meric, Jr.                                   Consultant and Director,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 George L. Rommel                                       Senior Vice President and Director,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.

 Vincent M. Simko                                       Senior Vice President, Secretary and Director,
 1087 Broad St., Bridgeport, CT 06604                   Wright Investors' Service, Inc.

 George Taylor                                          Director, Wright Investors' Service, Inc. Retired.
 179 Northwood Rd., Fairfield, CT 06432

 Mildred Gibson Wright                                  Chairman of the Board of Directors,
 1000 Lafayette Blvd., Bridgeport, CT 06604             Wright Investors' Service, Inc.


                              [Form of Proxy Card]

                    The Wright Managed Blue Chip Series Trust
                                  (the "trust")

                                24 Federal Street
                           Boston, Massachusetts 02110


This proxy is solicited on behalf of the trustees of the trust for the special meeting of shareholders (the "meeting") to be held at the offices of the trust on Wednesday, September 23, 1998, at 10:00 a.m., Boston time. By signing this proxy card, you appoint American General Life Insurance Company attorney and proxy for you, with full power of substitution and revocation, to represent you and to vote all of the shares of [Portfolio] attributable to the variable contract between you and the Company that you are entitled to vote at the meeting and at any adjournments of the meeting. By signing, you acknowledge that you received the notice of the special meeting of shareholders and the accompanying proxy statement and instruct the attorney and proxy to vote the shares as indicated on this proxy card. In its discretion, the proxy is authorized to vote upon other business that properly comes before the meeting. Signing this proxy card revokes any proxy previously given.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION WITH YOUR
VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in stub, appears through the window of the envelope.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy card, if properly signed, will be voted in the manner you directed. If you make no direction, this proxy card will be voted FOR all proposals. Please refer to the proxy statement for a discussion of the proposals.

PLEASE MARK VOTES                               For   Withheld  For All Except
 |X|  AS IN THIS EXAMPLE

1.       Election of nine trustees              []      []          []

         INSTRUCTION:  To withhold
         authority to vote for the individual
         nominee, strike a line through his or
         her name below:

         Peter Donovan
         H. Day Brigham
         Judith R. Corchard
         Winthrop S. Emmet
         Leland F. Miles
         A.M. Moody III
         Lloyd F. Pierce
         Richard E. Taber
         Raymond Van Houtte
                                                  For      Against    Abstain


2.       Approval of the investment advisory      []          []         []
         agreement with Wright Investors'
         Service Inc.

3.       Ratification  of  the  selection  of     []          []         []
         Deloitte  &  Touche  LLP  as  the
         independent accountants of the trust
         for the fiscal year ending
         December 31, 1998



Please be sure to sign and date this Proxy.        Date
                                                      --------------------




Contract Owner sign here                              Co-owner
                                                      sign here




 Please sign exactly as your name appears on this proxy, if joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.